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                                                               EXHIBIT 10.17(a)

                            CERTIFICATE OF AMENDMENT

                              DATED JULY 30, 1992

                               OF SECOND RESTATED

                          CERTIFICATE OF INCORPORATION

         Transcontinental Gas Pipe Line Corporation (the "Company"), a corporation organized and existing under and by virtue of the General Corporation Law or the State of Delaware, DOES HEREBY CERTIFY:

         FIRST: That the Board of Directors and the Sole Stockholder of the Company on July 1, 1992, unanimously consented to a resolution setting forth a proposed amendment to the Second Restated Certificate of Incorporation, as amended, declaring said amendment to be advisable for consideration thereof. The resolution setting forth the proposed amendment is as follows:

            RESOLVED, That the Second Restated Certificate of Incorporation be amended (such amendment having been declared advisable by the Board of Directors of the Company) so that, as amended, said Article "Tenth" shall be and read as follows:

            "Tenth: The number of directors of the Company shall be fixed as provided in the By-laws of the Company (the "By-laws"). The directors of the Company are elected to serve until the next annual meeting of stockholders of the Company (or written consent in lieu thereof), and until his successor is elected and qualified or until his earlier resignation or removal"

         SECOND: That the Board of Directors and the Sole Stockholder of the Company unanimously consented to the adoption of such amendment pursuant to unanimous consents of the Board of Directors and Sole Stockholder dated July 1, 1992.
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         THIRD:  That said amendment was duly adopted in accordance with the provisions of Sections 228 and 242 of the General Corporation Law of the State of Delaware.

         FOURTH: That the capital of said corporation shall not be reduced under or by reason of said amendment.

         IN WITNESS WHEREOF, Transcontinental Gas Pipe Line Corporation has caused this certificate to be signed by David E. Varner, its Senior Vice President and Secretary and attested by Grace L. Hughes, its Assistant Secretary, this 30th day of July, 1992.


                                            TRANSCONTINENTAL GAS PIPE LINE
                                              CORPORATION

                                            By: /s/ DAVID E. VARNER
                                               David E. Varner
                                               Senior Vice President & Secretary

ATTEST:

/s/ GRACE L. HUGHES
Grace L. Hughes
Assistant Secretary


CertAmend